UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 9, 2006

                               COURIER CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
         (State or other jurisdiction of incorporation or organization)

                         Commission File Number: 0-7597

                 IRS Employer Identification Number: 04-2502514

   15 Wellman Avenue, North Chelmsford, MA                       01863
   ---------------------------------------                       -----
   (Address of principal executive offices)                     (Zip Code)

                                 (978) 251-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On November 9, 2006, Courier Corporation issued a press release announcing its financial results for the fourth quarter and year ended September 30, 2006. The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Courier Corporation dated November 9, 2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COURIER CORPORATION

                                      By:  /s/  Robert P. Story, Jr.
                                           -------------------------
                                               Robert P. Story, Jr.
                                               Senior Vice President and
                                               Chief Financial Officer
Date:    November 9, 2006


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                                  Exhibit Index


99.1               Press Release of Courier Corporation dated November 9, 2006